UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
PETROQUEST ENERGY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 16, 2006

Dear Stockholders:
     We cordially invite you to attend our 2006 Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 16, 2006 at 9:00 a.m. (Lafayette time), at the City Club at River Ranch at 221 Elysian Fields Dr., Lafayette, Louisiana 70508. At the meeting we will:
1.	Elect the Board of Directors;

2.	Vote to adopt the amended and restated 1998 Incentive Plan;

3.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

4.	Transact any other business as may properly come before the meeting.
     Stockholders who owned our common stock at the close of business on Friday, March 31, 2006 may attend and vote at the meeting. A stockholders’ list will be available at our offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 for a period of ten days prior to the meeting. If you cannot attend the meeting, you may vote by mailing the Proxy Card in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person, even though he or she has already returned a Proxy Card.
     We look forward to seeing you at the meeting.

By order of the Board of Directors,
/s/ Daniel G. Fournerat
Daniel G. Fournerat Senior Vice President, General Counsel and Secretary
Lafayette, Louisiana
April 7, 2006
Please Complete, Sign and Date the Proxy Card as Promptly
as Possible and Return it in the Enclosed Envelope

INFORMATION CONCERNING SOLICITATION AND VOTING
QUESTIONS AND ANSWERS
Proposal 1
Proposal 2
Proposal 3
OTHER INFORMATION

PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
     Our Board of Directors is soliciting proxies for the 2006 Annual Meeting of Stockholders to be held on Tuesday, May 16, 2006 at 9:00 a.m. (Lafayette time) at the City Club at River Ranch at 221 Elysian Fields Dr., Lafayette, Louisiana 70508, and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
     PetroQuest will pay the costs of soliciting proxies from stockholders. Directors, officers and regular employees may solicit proxies on behalf of PetroQuest, without additional compensation, personally or by telephone. Voting materials, which include the Proxy Statement, Proxy Card and 2005 Annual Report, will be mailed to stockholders on or about April 7, 2006.
QUESTIONS AND ANSWERS
Q:	Who can attend and vote at the meeting?

A:	The Board set March 31, 2006 as the record date for the meeting. You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, March 31, 2006. On that date, there were 47,329,391 shares outstanding and entitled to vote at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	Three proposals are scheduled to be voted upon at the meeting:
•	The election of directors;

•	The adoption of the amended and restated 1998 Incentive Plan; and

•	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.
Q:	How will the proxies vote on any other business brought up at the meeting?

A:	By submitting your Proxy Card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies’ authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q:	How do I cast my vote?

A: Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your Proxy Card. For shares held through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you provide specific voting instructions, your shares will be voted as you have instructed.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters. If you hold your shares through a broker, bank or other nominee (typically referred to as being held in “street name”) and you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and the ratification of the appointment of independent auditors. Non-routine matters include amendments to stock incentive plans. Accordingly, all shares that you hold in street name will only be voted on Proposal 2 if you have provided specific voting instructions to your broker or other nominee to vote your shares on those proposals. See “Vote Required” following each proposal for further information.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” each of the nominees to the Board of Directors, “FOR” the adoption of the amended and restated 1998 Incentive Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Q:	Can I revoke my proxy card?

A:	Yes. You can revoke your proxy card by:
•	Submitting a new proxy card with a later date;

•	Giving written notice before the meeting to our Secretary stating that you are revoking your Proxy Card; or

•	Attending the meeting and voting your shares in person, or notifying our Secretary orally at the meeting of your wish to revoke your proxy.
Q:	Who will count the vote?

A:	The inspector of election will count the vote. PetroQuest’s Secretary will act as the inspector of election.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid Proxy Card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes also count toward the quorum. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares. Broker non-votes are counted for purposes of determining a quorum, but will not otherwise affect the outcome of any matter being voted on at the meeting.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of directors.	The seven nominees for election as directors at the annual meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.

Proposal 2 — Adoption of the amended and restated 1998 Incentive Plan.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 — Ratification of appointment of independent registered public accounting firm.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What shares are included on my Proxy Card?

A:	Your Proxy Card represents all shares registered to your account in the same social security number and address.

Q:	What does it mean if I get more than one Proxy Card?

A:	Your shares are probably registered in more than one account. You should vote each Proxy Card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:	How many votes can I cast?

A:	On all matters you are entitled to one vote per share.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2006.

Proposal 1
ELECTION OF DIRECTORS
     At the meeting, seven directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The Nominating and Corporate Governance Committee, which consists solely of directors that are independent as defined in the listing standards of the New York Stock Exchange, recommended the seven directors to the Board of Directors. Based on that recommendation, the Board of Directors nominated such directors for election at the annual meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board of Directors will be eligible to stand for election as directors at the meeting. See “Deadline for Receipt of Stockholder Proposals.”
Nominees
     Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since
Charles T. Goodson	50	Chairman of the Board, Chief Executive Officer, President and Director	1998
Michael O. Aldridge	47	Senior Vice President, Chief Financial Officer, Treasurer and Director	2000
William W. Rucks, IV (1)(2)(3)	48	Director	1999
E. Wayne Nordberg (1)(2)(3)	68	Director	2000
Michael L. Finch (1)(2)(3)	50	Director	2003
W. J. Gordon, III (1)(2)(3)	57	Director	2004
Charles F. Mitchell, II, M.D. (1)(2)(3)	57	Director	2005

(1)	Member, Audit Committee of the Board of Directors.

(2)	Member, Compensation Committee of the Board of Directors.

(3)	Member, Nominating and Corporate Governance Committee of the Board of Directors.
     Charles T. Goodson has served as our Chairman of the Board since May 2000, and has served as our Chief Executive Officer and as a member of our Board of Directors since September 1998. He also served as our President since July 2004, and also served in that position from September 1998 to May 2000. From 1995 to 1998, Mr. Goodson was President of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as President and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1980 to 1985 he worked for Callon Petroleum Company, first as a Landman, then District Land Manager and then Regional Land Manager. He began his career in 1978 as a Landman for Mobil Oil Corporation.
     Michael O. Aldridge has served as our Senior Vice President and Chief Financial Officer and as a member of our Board of Directors since May 2000. He has also served as our Treasurer since May 2001, and served as our Secretary from May 2000 to May 2001. From 1992 to 1999, Mr. Aldridge served first as Vice President — Controller and then as Vice President — Corporate Communications for Ocean Energy, Inc., a public oil and gas exploration and development company. From 1991 to 1992, he served as Chief Financial Officer for Fleet Petroleum Partners, an independent exploration and production company. Prior to this, he served the oil and gas industry for eleven years with Ernst & Young LLP, where he attained the level of Senior Manager. Mr. Aldridge earned a Bachelor of Science in accounting from Louisiana State University in 1980 and is a Certified Public Accountant.
     William W. Rucks, IV has served as a member of our Board of Directors since October 1999. Mr. Rucks has been a private venture capitalist-investor since September 1996. He has served as a director of OMNI Energy Services, Inc., a public oil and gas company, from 1997 to October 2001 and also served as Chairman of the Board from February 2001 to October 2001. He served as President and Vice Chairman of Ocean Energy, Inc. (formerly Flores & Rucks, Inc.), a public oil and gas exploration and development company, from July 1995 until

September 1996 and as its President and Chief Executive Officer from its inception in 1992 until July 1995. From 1985 to 1992, Mr. Rucks served as President of FloRuxco, Inc. Mr. Rucks earned a Bachelor of Science in Business Administration from Louisiana State University in 1979.
     E. Wayne Nordberg has served as a member of our Board of Directors since April 2000. Since January 2003, he has served as a director of Ingalls & Snyder LLC, a NYSE member and registered investment advisor, and since 1999, he has served as Chairman of Hollow Brook Associates, the investment office for the Lafayette College Endowment Fund. From 1998 to June 2002, Mr. Nordberg served as Vice Chairman of the Board of KBW Asset Management, Inc. KBW is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, he served in various capacities for Lord, Abbet & Co., a mutual fund company, including partner and director of their family of funds. Mr. Nordberg is a director of Annaly Mortgage Management, Inc., and a member of the Financial Analysts Federation and The New York Society of Security Analysts. He received a Bachelor of Arts in Economics from Lafayette College, Easton, Pennsylvania, where he is a Trustee Emeritus.
     Michael L. Finch has served as a member of our Board of Directors since November 2003. Mr. Finch served as Chief Financial Officer and a member of the Board of Directors of Stone Energy Corporation from 1993 until his retirement in 1999. He was affiliated with Stone in a variety of capacities for nineteen years. Prior to his service with Stone, he was employed by an international public accounting firm in New Orleans, Louisiana. Mr. Finch has been a private investor since 1999. He was licensed as a Certified Public Accountant in 1978, and received a Bachelor of Science in Accounting from the University of South Alabama in 1976.
     W. J. Gordon, III has served as a member of our Board of Directors since January 2004. Mr. Gordon served in various capacities with Conoco Inc. and ConocoPhillips for 32 years until his retirement in 2002, including President of Dubai Petroleum Company (Conoco Middle East subsidiary), President and Managing Director of Conoco Norway, Inc. and Regional Production Manager for Conoco’s Gulf of Mexico and Gulf Coast Region. Currently, he is Vice President of Strategic Planning of the Franciscan Missionaries of Our Lady Health System and serves on the board of directors of the Greater Lafayette Chamber of Commerce, the board of directors of the Community Foundation of Acadiana and the Advisory Board of IberiaBank Corporation. He is a member of the Society of Petroleum Engineers and the American Petroleum Institute. Mr. Gordon served as Captain in the U.S. Army Field Artillery and received a Bachelor of Science in Physics from Southern University in Baton Rouge, Louisiana in 1970.
     Charles F. Mitchell, II, M.D. has served as a member of our Board of Directors since March 2005. Dr. Mitchell is a surgeon and has been senior partner of ENT Medical Center in Baton Rouge, Louisiana since 1985. Previously, he held board positions with Flores & Rucks, Inc., Ocean Energy, Inc. and Devon Energy Corporation from 1995 to 2005. He also currently serves on the Board of the Mendez Foundation in Tampa, Florida, and is a manager/director of numerous private investments.
Director Independence
     PetroQuest’s Corporate Governance Guidelines, adopted by the Board of Directors, meets the listing standards of the New York Stock Exchange. The full text of the guidelines may be found in the Investor Relations section of our website at www.petroquest.com.
     Pursuant to the Corporate Governance Guidelines, the Board of Directors considered transactions and relationships between each director or any member of his immediate family and PetroQuest and its subsidiaries and affiliates. The Board of Directors has determined that the following members of the Board are independent as defined in the listing standards of the New York Stock Exchange: Michael L. Finch, W. J. Gordon, III, Charles F. Mitchell, II, M.D., E. Wayne Nordberg and William W. Rucks, IV.

Lead Director
     The Board of Directors has a Lead Director whose primary responsibility is to preside over the executive session of the Board meetings in which management directors and other members of management do not participate. The Lead Director also performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. In February 2006, William W. Rucks, IV was designated by the Board to serve in this position.
Communicating with the Board of Directors
     Stockholders and other parties interested in communicating directly with our non-management members of the Board of Directors may do so by writing to Corporate Secretary, PetroQuest Energy, Inc., 400 East Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508. The Board has approved a process for handling letters received by PetroQuest and addressed to non-management members of the Board. Under that process, our Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he or she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to non-management members of the Board and request copies of any such correspondence. Concerns relating to business ethics, accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
     Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting of Stockholders, we encourage directors to attend and historically they have done so. For example, all of the directors attended the 2004 Annual Meeting and all but one of the directors attended the 2005 Annual Meeting.
Board and Committee Activity, Structure and Compensation
     The Board of Directors is governed by PetroQuest’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, charters of the standing committees of the Board of Directors and the laws of the State of Delaware. The Corporate Governance Guidelines and committee charters are available in the Investor Relations section of our website at www.petroquest.com, and are available in print to any stockholder who requests them. In addition to the above governing documents, the Company’s Code of Business Conduct and Ethics that applies to all of our employees, as well as each member of the Board of Directors, can also be found in the Investor Relations section of our website at www.petroquest.com, and is available in print to any stockholder who requests them. We intend to post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to our chief executive officer or chief financial officer) at this location on our website.
     During 2005, the Board of Directors held 12 meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they served. There are currently three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Committee membership and the functions of those committees are described below.
     Audit Committee. As of the beginning of 2005, the Audit Committee was composed of W. J. Gordon, III, Michael L. Finch (Chairman), E. Wayne Nordberg and William W. Rucks, IV, and met four times during 2005 prior to Charles F. Mitchell, II, M.D. joining the committee in March 2005. After Dr. Mitchell joined the committee, four additional committee meetings were conducted during the reminder of 2005. The Board of Directors has determined that Michael L. Finch is an audit committee financial expert under the SEC rules, and independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A. All of the members of the committee are independent directors as defined in the listing standards of the New York Stock Exchange. The committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The committee assists the Board of Directors in overseeing (i) the integrity of PetroQuest’s financial statements, (ii) PetroQuest’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of PetroQuest’s internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the committee to maintain free and open communication between the directors, the independent auditor and the financial management of PetroQuest. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for PetroQuest. The independent auditor reports directly to the committee.
     Compensation Committee. As of the beginning of 2005, the Compensation Committee was composed of W. J. Gordon, III, Michael L. Finch, E. Wayne Nordberg and William W. Rucks, IV, and met one time during 2005 prior to Charles F. Mitchell, II, M.D. joining the committee in March 2005. After Charles F. Mitchell, II, M.D. (Chairman) joined the committee, one additional committee meeting was conducted during the reminder of 2005. All of the members of the committee are independent directors as defined in the listing standards of the New York Stock Exchange. The committee is responsible for establishing PetroQuest’s compensation policies and monitoring the implementation of PetroQuest’s compensation system for its executives.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was initially composed of W. J. Gordon (Chairman), III, Michael L. Finch, E. Wayne Nordberg and William W. Rucks, IV, and met one time during 2005 prior to Charles F. Mitchell, II, M.D. joining the committee in March 2005. After Dr. Mitchell joined the committee, one additional committee meeting was conducted during the reminder of 2005. All of the members of the committee are independent directors as defined in the listing standards of the New York Stock Exchange. The committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix B. The committee is responsible for identifying and recommending qualified candidates to the Board for nomination as members of the Board and for recommending to the Board the corporate governance principles applicable to PetroQuest.
     Director Nominations Process. As indicated above, nominating functions are handled by the Nominating and Corporate Governance Committee pursuant to its charter.
     Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. Historically, we have not had a formal policy concerning stockholder nominations of individuals to stand for election to the Board of Directors, other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the Board of Directors or the Nominating and Corporate Governance Committee consider a candidate for inclusion among the slate of nominees in our proxy statement, and therefore we believe that no formal policy, in addition to the provisions contained in our Bylaws, concerning stockholder recommendations is needed.
     In addition to stockholder nominations, the Nominating and Corporate Governance Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Nominating and Corporate Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board of Directors. This assessment includes an evaluation of the nominee’s judgment and skills, such as experience at a strategy/policy setting level, financial sophistication, leadership, and objectivity, all in the context of the perceived needs of the Board of Directors at that point in time. The Board of Directors believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, each member of the Board must be committed to increasing stockholder value and should have enough time to carry out his or her responsibilities as a member of the Board.
     Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Deadline for Receipt of Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on PetroQuest’s books, of such stockholder and (ii) the class and number of shares of PetroQuest that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of PetroQuest that are beneficially owned by such person.
     Director Compensation. Our employee directors are not separately compensated for their service as directors. Each of our non-employee directors receive an annual retainer fee of $20,000 and an attendance fee of $1,000 for each Board of Directors or committee meeting attended. Each non-employee director, upon his initial election to the Board of Directors, is automatically granted a nonstatutory stock option to purchase 50,000 shares of our common stock. In addition, each non-employee director who is reelected as a non-employee director at our annual meeting of stockholders and who has served PetroQuest as a non-employee director for at least one full calendar year, is granted on the date of such annual meeting a nonstatutory stock option to purchase 20,000 shares of our common stock. These nonstatutory stock options have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date. In March 2005, Dr. Mitchell received a non-statutory stock option to purchase 50,000 shares of our common stock at an exercise price of $6.64 per share pursuant to the above arrangements. In addition, in May 2005, Messrs. Finch and Gordon received non-statutory stock options to purchase 20,000 shares of our common stock each, at an exercise price of $5.77 per share, and Messrs. Nordberg and Rucks received non-statutory stock options to purchase 20,000 shares of our common stock each, at an exercise price of $5.23 per share, pursuant to the above arrangements.
     The members of the Board of Directors are entitled to reimbursement of their expenses incurred in connection with the attendance at Board and committee meetings in accordance with company policy.
Vote Required
     The seven nominees for election as directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker or other nominee may have authority to vote your shares. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.
Board Recommendation
     The Board of Directors recommends a vote “FOR” all seven nominees to our Board of Directors.

Proposal 2
ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN
General
     Prior to March 16, 2006, PetroQuest maintained the PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective December 1, 2000. Effective March 16, 2006, our Board of Directors amended and restated the plan, and directed that the amended and restated plan be submitted to you, the stockholders, for your approval. The plan was amended and restated to:
•	Increase the number of shares reserved thereunder from (i) the greater of 3,000,000 shares or ten percent (10%) of our issued and outstanding shares on the first day of the then-current fiscal quarter to (ii) the greater of 7,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter; and

•	Make certain other conforming changes required by or made desirable by recent changes in applicable law, NYSE rules and accounting rules.
     The original plan was adopted by our Board of Directors in March of 1998 and approved by a majority of our stockholders at the special meeting of stockholders held on August 21, 1998. The number of shares reserved for issuance under the original plan was 1,800,000. This number was subsequently increased to 2,400,000 shares at the 2000 Annual Meeting of Stockholders on May 23, 2000, and then to the greater of 3,000,000 shares or ten percent (10%) of our issued and outstanding shares on the first day of the then-current fiscal quarter at the 2001 Annual Meeting of Stockholders on May 23, 2001. As of March 31, 2006, approximately 2,317,564 shares of our common stock were subject to awards granted or issued under the plan, and approximately 476,899 shares remained available for future issuance.
     The objectives of the amended and restated plan are to attract and retain selected key employees, consultants and directors, encourage their commitment, motivate superior performance, facilitate their obtaining ownership interests by aligning their personal interests to those of our stockholders and enable them to share in our long-term growth and success. The proposed share increase and other conforming changes will ensure that a sufficient reserve of common stock is available under the amended and restated plan to able to attract, retain and motivate the best available talent essential to our long-term growth and success.
     The amended and restated plan is a new plan for purposes of the provisions of the Internal Revenue Code, of 1986, or the Code, governing incentive stock options. The amended and restated plan is being submitted for your approval in order to enable us to grant incentive stock options under the amended and restated plan and in order to ensure that options granted under the amended and restated plan qualify for an exemption from the limitation on deductibility of compensation under Section 162(m) of the Code.
Summary of the Amended and Restated 1998 Incentive Plan
     The description set forth below summarizes the principal terms and conditions of the amended and restated plan, does not purport to be complete and is qualified in its entirety by reference to the amended and restated plan, a copy of which is attached to this Proxy Statement as Appendix C.
     General. The primary objectives of the amended and restated plan are to:
•	attract and retain selected key employees, consultants and directors;

•	encourage their commitment;

•	motivate superior performance;

•	facilitate attainment of ownership interests in PetroQuest;

•	align personal interests with those of our stockholders; and

•	enable them to share in the long-term growth and success of PetroQuest.

     Shares Subject to Amended and Restated plan. Effective March 16, 2006, the number of shares reserved under the amended and restated plan was increased from (i) the greater of 3,000,000 shares or ten percent (10%) of our issued and outstanding shares on the first day of the then-current fiscal quarter to (ii) the greater of 7,000,000 shares or fifteen percent (15%) of our issued and outstanding shares on the first day of the then-current fiscal quarter. The number of shares available under both the amended and restated plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.
     Administration. The amended and restated plan is administered by a committee, which is appointed by our Board of Directors, and which consists of not less than two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by the Board as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Code.
     The committee is authorized to, among other things, select grantees under the amended and restated plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the amended and restated plan and any related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We have agreed to indemnify members of the committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the amended and restated plan (including such indemnification for a person’s own sole concurrent negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.
     Eligibility. Our employees, consultants, and outside directors are eligible to participate in the amended and restated plan as determined by the committee.
     Types of Incentive Awards. Under the original plan, the committee was only allowed to grant incentive stock options, “nonstatutory” stock options and stock appreciation rights. Under the amended and restated plan, the committee may grant incentive awards which may be any of the following:
•	incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	stock appreciation rights;

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards; and

•	supplemental payments dedicated to the payment of income taxes.
Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive agreement between us and the grantee.
     Options. Generally, options must be exercised within 5 or 10 years of the grant date. Incentive stock options may only be granted to employees, and the exercise price of each incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. The committee has the discretion to determine the exercise price of each nonstatutory stock option granted under the amended and restated plan but if the nonstatutory stock option is intended to be exempt from Section 409A of the Code or is intended to be performance-based compensation under Section 162(m) of the Code, the exercise price of the nonstatutory stock option may not be less than 100% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of our common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.
     The exercise price of each option is payable in cash or, in the committee’s discretion, by the delivery of shares of our common stock owned by the optionee, or by withholding shares which would otherwise be acquired on the exercise of the option, or by any combination of the two. The committee has the authority to not permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.
     An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.
     An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.
     Stock Appreciation Rights. Upon exercise of a stock appreciation right, the holder will receive cash, shares of our common stock, or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our common stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions and will be exercisable at such times as determined by the committee and specified in the incentive agreement.
     Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in PetroQuest, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a grantee will have all other rights of a stockholder, including the right to vote the shares and receive the dividends paid thereon.
     A grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the grantee makes an election under Section 83(b) of the Code. If the grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the grantee subsequently forfeits some or all of the shares, then the grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The grantee will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.
     Upon the disposition of shares of common stock acquired pursuant to an award of restricted shares, the grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the grantee’s tax basis in the shares of common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.
     We will generally be entitled to a corresponding tax deduction at the time the grantee recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the grantee.

     Performance Units and Performance Shares. Performance units and performance shares may be granted to employees and consultants. For each performance period, the committee will establish specific financial or non-financial performance criteria, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to performance shares or performance units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business will relate to the achievement of financial and operating objectives of the segment for which the grantee is accountable. Examples of performance criteria will include one or more of the following pre tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss. Generally, a grantee will not recognize taxable income upon the grant performance units and performance shares. Generally, upon the payment of the performance unit or shares, a grantee will recognize compensation as taxable ordinary income, and we will be entitled to a deduction in the same amount at the same time.
     Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our common stock. The committee may determine the terms and conditions of other stock-based awards provided that, in general, the amount of consideration to be received by us shall be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. To the extent that the Company is a publicly held corporation and that a stock appreciation right is intended to qualify for the performance-based exception or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of common stock may not be less than 100% of fair market value of a share of common stock on the date of the grant of the stock appreciation right. Payment or settlement of other stock-based awards will be in shares of our common stock or in other consideration as specified by the committee in the incentive agreement.
     Generally a grantee will not recognize any taxable income upon the grant of other stock-based awards. Generally, upon the payment of other stock-based awards, a grantee will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time.
     However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the grantee will not recognize income and we will not be entitled to a deduction until the restrictions lapse, unless the grantee elects otherwise by filing a Section 83(b) election as described above. The amount of a grantee’s ordinary income and our deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.
     Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a grantee with respect to the incentive award and the receipt of such supplemental payment. This payment will also be ordinary income to the grantee.
     Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending upon the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.
     Code Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the amended and restated plan. The Treasury Department has provided interim guidance on transition issues and the meaning of various provisions of new Section 409A of the Code and is expected to provide additional guidance in the form of final regulations. Incentive awards under the amended and restated plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.
     Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of one million dollars ($1,000,000).
     THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE AMENDED AND RESTATED PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.
     Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the grantee’s employment or other service with us is terminated other than due to his death, disability, retirement or for cause, his then vested incentive awards remain exercisable for 90 days after such termination. If his termination is due to disability or death, his vested incentive awards remain exercisable for one year following such termination. On his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options which by statute may remain exercisable for only up to three months. On a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination.
     If we undergo a “change in control,” any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and any other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an “anti-takeover” defense because they could make a takeover more expensive.
     Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a grantee, other than by will or by the laws of descent and distribution, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the grantee’s lifetime only by the grantee or the grantee’s legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The amended and restated plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.
     Amendment and Termination. Our Board of Directors may amend or terminate the amended and restated plan at any time, subject to all necessary regulatory and stockholder approvals. No termination or amendment of the amended and restated plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.
Plan Benefits
     Except as set forth below, the grant of incentive awards under the amended and restated plan to employees, consultants and non-employee directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the committee. As of the date of this Proxy Statement, except for the grants to non-employee directors described below, there has been no determination by the committee with respect to future awards under the plan. Accordingly, except as set forth below, future awards to employees, consultants and non-employee directors are not determinable.
     Each non-employee director, upon his initial election to the Board of Directors, will automatically be granted a nonstatutory stock option to purchase 50,000 shares of our common stock. In addition, each non-employee director who is reelected as a non-employee director at our annual meeting of stockholders and who has served PetroQuest as a non-employee director for at least one full calendar year, will be granted on the date of such annual meeting a nonstatutory stock option to purchase 20,000 shares of our common stock. These nonstatutory stock options will have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and will vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.
Vote Required
     The approval of the adoption of the amended and restated 1998 Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. For the approval of the amendment to the plan, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.
Board Recommendation
     The Board of Directors recommends a vote “FOR” the adoption of the amended and restated 1998 Incentive Plan.

Proposal 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
     The Audit Committee has selected Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2006. Ernst & Young has served as our independent registered public accounting firm since June 28, 2002. We are asking the stockholders to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Ernst & Young was appointed by the Audit Committee in accordance with its charter.
     In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in PetroQuest’s and our stockholders’ best interests.
     The Audit Committee has approved all services provided by Ernst & Young. Representatives of Ernst & Young plan to attend the annual meeting and will be available to answer appropriate questions. Its representatives also will have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.
Independent Auditor Fees
     The following table sets forth the fees incurred by us in fiscal years 2004 and 2005 for services performed by Ernst & Young:

	2004	2005
Audit Fees (1)	$215,000	$242,000
Audit Related Fees (2)	$2,500	$179,000
Tax Fees	$13,800	$14,900
All Other Fees	$0	$18,500

(1)	Includes $100,000 and $106,400 of fees incurred by us in connection with the testing and evaluation of our internal controls over financial reporting during 2004 and 2005, respectively.

(2)	Amount in 2005 includes $91,500 of fees incurred in connection with registration statements and $80,000 of fees incurred in connection with the acquisition of TDC Energy LLC.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent auditor for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent auditor under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report
     The Audit Committee assists the Board of Directors in overseeing (i) the integrity of PetroQuest’s financial statements, (ii) PetroQuest’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of PetroQuest’s internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the committee to maintain free and open communication between the directors, the independent auditor and the financial management of PetroQuest. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for PetroQuest. The independent auditor reports directly to the committee.
     Management is responsible for the preparation, presentation, and integrity of PetroQuest’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of PetroQuest’s system of internal control over financial reporting. PetroQuest’s independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of PetroQuest’s internal control over financial reporting and on the effectiveness of PetroQuest’s internal control over financial reporting. The committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of PetroQuest’s independent auditor. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditor.
     The committee has met with our independent auditor and discussed the overall scope and plans for their audit. The committee met with the independent auditor, with and without management present, to discuss management’s assessment of the effectiveness of PetroQuest’s internal control over financial reporting and the independent auditor’s opinion about management’s assessment and the effectiveness of PetroQuest’s internal control over financial reporting. The committee also discussed with the independent auditor matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of PetroQuest’s consolidated financial statement and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.
     Our independent auditor also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the committee discussed with the independent auditor its independence from PetroQuest. When considering Ernst & Young’s independence, the committee considered the non-audit services provided to PetroQuest by the independent auditor and concluded that such services are compatible with maintaining the auditor’s independence.
     The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2005 with management and Ernst & Young. Based on the committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent accountants, and subject to the limitations on the committee’s role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to the Board of Directors that PetroQuest’s audited consolidated financial statements be included in PetroQuest’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Michael L. Finch, Chairman
W. J. Gordon, III
Charles F. Mitchell, II, M.D.
E. Wayne Nordberg
William W. Rucks, IV

Vote Required
     The approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. For the approval of the ratification of the appointment of Ernst & Young LLP, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a negative vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee may have authority to vote your shares.
Board Recommendation
     The Board recommends that you vote “FOR” the ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

OTHER INFORMATION
Principal Stockholders
     The following table presents certain information as of March 31, 2006, as to:
•	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

•	each director,

•	each executive officer named in the Summary Compensation Table, and

•	all directors and executive officers as a group.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number	Percent of Class
Charles T. Goodson (3)	3,574,109	7.5%
Manulife Financial Corporation (4)	3,074,900	6.5%
Ralph J. Daigle	2,930,782	6.2%
Wellington Management Company, LLP (5)	2,905,800	6.1%
William W. Rucks, IV (6)	1,045,001	2.2%
E. Wayne Nordberg (7)	988,494	2.1%
Daniel G. Fournerat (8)	374,749	*
Michael O. Aldridge (9)	197,500	*
Arthur M. Mixon, III (10)	131,335	*
Stephen H. Green (11)	126,453	*
Michael L. Finch (12)	115,001	*
W. J. Gordon, III (13)	42,501	*
Charles F. Mitchell, II, M.D. (14)	16,667	*
All directors and executive officers as a group (11 persons) (3), (6) – (14)	6,604,976	13.6%

*	Less than 1%

(1)	Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons.

(2)	Unless otherwise indicated, the address of all beneficial owners of more than five percent of our shares of common stock set forth above is 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508.

(3)	Includes (i) 3,394,775 shares of common stock directly held by Mr. Goodson and (ii) 179,334 shares of common stock issuable on the exercise of vested options.

(4)	Based on a Schedule 13G filed on February 9, 2006 by Manulife Financial Corporation (“MFC”), and MFC’s indirect, wholly-owned subsidiaries MFC Global Investment Management (U.S.A.) Limited (“MFC Global”), Independence Investments, LLC (“IIA”) and John Hancock Advisers LLC (“JHA”). The principal business office of MFC and MFC Global is located at 200 Bloor Street, East, Toronto, Ontario, Canada, M4W 1E5; IIA is located at 53 State Street, Boston, Massachusetts 02109 and JHA is located at 601 Congress Street, Boston, Massachusetts 02210. MFC Global has beneficial ownership of 14,495 shares, IIA has beneficial ownership of 3,074,900 shares and JHA has beneficial ownership of 487,600 shares. Through its parent-subsidiary relationship to MFC Global, IIA and JHA, MFC may be deemed to have beneficial ownership of all of the shares held by these entities. IIA and JHA each has sole power to vote or to direct the voting of the shares beneficially owned by each of them. MFC Global has shared power to vote or to direct the voting of the shares it beneficially owns. IIA has sole power to dispose or to direct the disposition of the shares it beneficially owns. MFC Global and JHA each has shared power to dispose or to direct the disposition of the shares beneficially owned by each of them.

(5)	Based on a Schedule 13G filed on February 14, 2006 by Wellington Management Company, LLP (“Wellington”). The address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington, in its capacity as investment adviser, may be deemed to beneficially own 2,905,800 shares, which are held of record by its clients. Wellington has the shared power to dispose or to direct the disposition of 2,905,800 shares, and has the shared power to vote or to direct the vote of 1,975,800 shares.

(6)	Includes (i) 905,000 shares of common stock directly held by Mr. Rucks, and (ii) 140,001 shares of common stock issuable on the exercise of vested options.

(7)	Includes (i) 300,000 shares of common stock directly held by Mr. Nordberg, (ii) 60,000 shares directly held by Hollow Brook Associates, LLC Defined Benefit Plan, (iii) 90,000 shares directly held by E. Wayne Nordberg CGM IRA Custodian, (iv) 2,000 shares directly held by Delaware Charter Custodian FBO E. Wayne Nordberg, (v) 133,160 shares of common stock directly and indirectly held by Mr. Nordberg’s wife, (vi) 10,000 shares of common stock directly held by Mr. Nordberg’s son, (vii) 10,000 shares of common stock directly held by Mr. Nordberg’s daughter, (viii) 110,000 shares of common stock directly held by the Olivia S. Nordberg Trust, (ix) 150,000 shares of common stock directly held by the Anna and Samuel Nordberg Trust, and (x) 123,334 shares of common stock issuable on the exercise of vested options.

(8)	Includes (i) 64,174 shares of common stock directly held by Mr. Fournerat, (ii), 85,575 shares of common stock which may be directly held by Mr. Fournerat on the exercise of a vested option to acquire common stock from Mr. Goodson and former officers and directors, and (iii) 225,000 shares of common stock issuable in the exercise of vested options.

(9)	Includes (i) 15,000 shares of common stock directly held by Mr. Aldridge, and (ii) 182,500 shares of common stock issuable on the exercise of vested options.

(10)	Includes (i) 6,335 shares of common stock directly held by Mr. Mixon, and (ii) 125,000 shares of common stock issuable on the exercise of vested options.

(11)	Includes (i) 6,537 shares of common stock directly held by Mr. Green, (ii) 2,250 shares of common stock directly held by Mr. Green’s son, (iii) 1,000 shares of common stock directly held by Mr. Green’s daughter, and (iv) 116,666 shares of common stock issuable on the exercise of vested options.

(12)	Includes (i) 75,000 shares of common stock directly held by Mr. Finch, and (ii) 40,001 shares of common stock issuable on the exercise of vested options.

(13)	Includes (i) 2,500 shares of common stock directly held by Mr. Gordon, and (ii) 40,001 shares of common stock issuable on the exercise of vested options.

(14)	Includes 16,667 shares of common stock issuable on the exercise of vested options.

Executive Officers
     Our executive officers serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Messrs. Goodson and Aldridge, who are also members of the Board of Directors, follows the table:

Name	Age	Position
Charles T. Goodson	50	Chairman of the Board, Chief Executive Officer, President and Director
Michael O. Aldridge	47	Senior Vice President, Chief Financial Officer and Treasurer
Daniel G. Fournerat	52	Senior Vice President, General Counsel and Secretary
Arthur M. Mixon, III	47	Senior Vice President – Operations
Dalton F. Smith, III	44	Senior Vice President – Business Development & Land
Stephen H. Green	50	Senior Vice President – Exploration
     Daniel G. Fournerat has served as our Senior Vice President and General Counsel since April 2001 and our Secretary since May 2001, and served as a member of our Board of Directors from September 1998 to October 2001. He also served as our outside counsel from September 1998 to April 2001. Mr. Fournerat is an attorney-at-law who practiced oil and gas law with the Onebane Law Firm, a Lafayette, Louisiana law firm, from 1977 to April 2001. Mr. Fournerat earned a Bachelor of Science Degree in accounting from McNeese State University in 1974 and a Juris Doctorate Degree from Louisiana State University in 1976.
     Arthur M. Mixon, III has served as our Senior Vice President-Operations since January 1, 2001. From 1981 to 2001, Mr. Mixon accumulated twenty years of experience with BP Amoco PLC, a public petroleum and petrochemical company, in a variety of engineering, supervisory and management positions in the United States, Trinidad and Tobago, and Venezuela. He most recently served as Drilling and Completions Manager-Deepwater Production Business Unit for BP Amoco PLC in Houston, Texas. Mr. Mixon is a Registered Professional Engineer and a member of the Society of Petroleum Engineers, and was 1999 Chairman of the Latin America Drilling Safety Initiative. Mr. Mixon received a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1980.
     Dalton F. Smith, III has served as our Senior Vice President – Business Development & Land since September 2001. He also served as our Vice President – Business Development & Land from March 2001 to September 2001. From March 1998 to September 1999, Mr. Smith first served as Land Manager – Gulf of Mexico Shelf for UNOCAL Corporation, a major independent oil and gas exploration and production company. From September 1999 to March 2001, Mr. Smith’s managerial oversight was expanded to include all of UNOCAL’s lower 48 onshore land activities in addition to the Gulf of Mexico Shelf. Prior to his employment with Unocal, Mr. Smith served fourteen years with Mobil Oil Corporation. Mr. Smith earned a Bachelor of Science in Petroleum Land Management from the University of Louisiana of Lafayette in 1984 and is a certified professional landman.
     Stephen H. Green has served as our Senior Vice President – Exploration since December 2001. From September 1999 to December 2001, he served first as our Business Development Manager and then as Vice President-Exploration. Mr. Green served as Vice President of Exploration for Ocean Energy, Inc., a public oil and gas development company, from September 1995 to April 1999. Mr. Green earned a Bachelor of Science in Geology from the University of South Alabama in 1978 and a Masters of Science Degree in Geology from the University of Louisiana Lafayette in 1980.

Executive Compensation
     Summary Compensation Table. The following table provides information concerning compensation paid during the fiscal years ended December 31, 2005, 2004 and 2003 to our Chief Executive Officer and our next four most highly compensated executive officers determined at the end of the last fiscal year:

	Annual Compensation							Long-Term Compensation
Name and						Other Annual		Number of	All Other
Principal Position	Year	Salary ($)		Bonus ($)		Compensation ($)		Options	Compensation ($)
Charles T. Goodson	2005	400,000		300,000		12,459	(1)	—	—
Chief Executive Officer and President	2004	400,000		158,845	(2)	—		105,000	—
	2003	157,500	(3)	—		—		—	—

Michael O. Aldridge	2005	190,000		190,000		12,459	(1)	—	—
Senior Vice President, Chief	2004	186,250		83,096	(4)	—		60,000	—
Financial Officer & Treasurer	2003	150,025	(3)	—		—		—	—

Daniel G. Fournerat	2005	190,000		190,000		12,459	(1)	—	—
Senior Vice President,	2004	186,250		83,096	(4)	—		160,000	—
General Counsel & Secretary	2003	150,025	(3)	—		—		—	—

Arthur M. Mixon, III	2005	190,000		190,000		12,459	(1)	—	—
Senior Vice President — Operations	2004	186,250		82,161	(5)	—		150,000	—
	2003	145,860	(3)	—		—		—	—

Stephen H. Green	2005	180,000		180,000		12,459	(1)	—	—
Senior Vice President – Exploration	2004	180,000		69,596	(6)	—		40,000	—
	2003	150,025	(3)	—		—		—	—

(1)	Amounts represent health insurance premiums.

(2)	Includes cash bonus of $100,000 and a grant of 11,450 shares of common stock with a fair market value of $58,845.

(3)	Effective May 1, 2003, at their own initiative, Mr. Goodson agreed to a 50% reduction in salary and Messrs. Aldridge, Fournerat, Mixon and Green agreed to a one-third reduction in salaries for six months of fiscal year 2003. See “Employment Agreements.”

(4)	Includes cash bonus of $49,500 and stock grant of 6,537 shares of common stock with a fair market value of $33,596.

(5)	Includes cash bonus of $49,500 and stock grant of 6,355 shares of common stock with a fair market value of $32,661.

(6)	Includes cash bonus of $36,000 and stock grant of 6,537 shares of common stock with a fair market value of $33,596.

     Aggregated Option Exercises In Last Fiscal Year and Year-End Option Values. The following table provides information concerning the number of unexercised options and the value of in-the-money options held by the executive officers named in the Summary Compensation Table as of December 31, 2005:

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money Options (1)
	Acquired on	Value	Options at FY-End (#)		at FY-End ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles T. Goodson	—	—	179,334	66,666	1,061,030	316,664
Michael O. Aldridge	—	—	167,500	30,000	1,015,213	147,000
Daniel G. Fournerat	—	—	210,000	30,000	1,187,405	147,000
Arthur M. Mixon, III	—	—	100,000	50,000	505,750	245,000
Stephen H. Green	—	—	108,333	16,667	653,057	81,668

(1)	Value of in-the-money options is calculated based on the closing price per share of our common stock at December 30, 2005 ($8.28 per share) as reported by the New York Stock Exchange.
     Employment Agreements. We have employment agreements with our executive officers Charles T. Goodson, Michael O. Aldridge, Daniel G. Fournerat, Arthur M. Mixon, III and Stephen H. Green providing for annual salaries of $400,000, $190,000, $190,000, $190,000 and $190,000, respectively. Each of the employment agreements has a term of three years, except for Mr. Green’s which provides for an initial term of two years, with automatic one-year renewals thereafter unless terminated, provides for termination with or without cause, with 12 months severance provided in the event of termination without cause, and contains a non-competition agreement prohibiting the executive from competing with PetroQuest during his employment and for one year after termination of the agreement for cause or by the executive for any reason.
     Effective May 1, 2003, Mr. Goodson, at his own initiative, agreed to a 50% reduction in salary for six months of fiscal year 2003, and Messrs. Aldridge, Fournerat, Mixon and Green, at their own initiative, agreed to a one-third reduction in salary for six months of fiscal year 2003.
     Termination Agreements. We have agreements with Messrs. Goodson, Aldridge, Fournerat, Mixon and Green providing for the payment of severance benefits upon a “change in control” and termination of the executive’s employment. Each of the agreements has a term of three years after January 1 of the year following the year of execution with automatic one-year renewals unless, not later than September 30 of the preceding year, we give notice of our intent not to extend any of the agreements. Even if we timely give notice, each of the agreements will automatically be extended for 24 months beyond its term if a “change in control” occurred during the term of any of the agreements. If an executive’s employment is terminated following a “change in control” other than for cause or by an executive for good reason, the executive will be entitled to (i) a lump sum cash payment equal to two multiplied by the sum of the executive’s then annual base salary and the executive’s most recent annual bonus, (ii) life insurance, health, disability and other welfare benefits for a 24-month period and (iii) if applicable, an additional cash payment to make the executive whole for certain tax liabilities. An executive is not entitled to any benefits under the agreement if the executive’s employment terminates due to executive’s retirement at age 65, executive’s total and permanent disability, or executive’s death.
     Compensation Committee Interlocks and Insider Participation. As of the beginning of 2005, the Compensation Committee was composed of Michael L. Finch, W. J. Gordon, E. Wayne Nordberg and William W. Rucks, IV. Charles F. Mitchell, II, M.D. joined the committee in March 2005. No member of the committee has served as one of our officers or employees at any time. There are no compensation committee interlocks involving our executive officers.
     Compensation Committee Report On Executive Compensation. The Compensation Committee is comprised of five non-employee directors whose primary duties and functions are to review and recommend to the Board of Directors the annual base and bonus compensation of our executive officers and other employees and to oversee the administration of our amended and restated 1998 Incentive Plan.
     The committee’s goal with respect to executive compensation is to attract, motivate and retain executives who demonstrate the ability to lead PetroQuest in the achievement of its business objectives in a highly competitive industry. The committee seeks to provide adequate base compensation and annual cash bonus compensation based on PetroQuest’s performance and profitability, while providing incentive compensation that serves to align the interests of the executive officers with those of the stockholders.
     To achieve these goals, the committee believes that the compensation of all employees, including executive officers, should include the following components:
•	A base salary that is competitive with salaries offered by similar oil and gas exploration, exploitation and production companies.

•	Discretionary annual cash bonus incentive compensation based on PetroQuest’s performance and profitability that rewards individual productivity, responsibility and impact on results.

•	Incentive awards designed to encourage commitment to PetroQuest, motivate superior performance and align the long-term personal interests of our officers and other employees with those of our stockholders, while enabling them to share in the long term growth and success of PetroQuest.
     The committee believes that PetroQuest has encouraged executive officer retention and, ultimately, the long term growth of PetroQuest through utilization of employment agreements that establish a base salary subject to upward adjustment by the Board of Directors and that create opportunities for the executive officers to participate in our incentive compensation programs.
     Currently, Charles T. Goodson, Chairman of the Board, Chief Executive Officer and President, Michael O. Aldridge, Senior Vice President, Chief Financial Officer and Treasurer, Daniel G. Fournerat, Senior Vice President, General Counsel and Secretary, Arthur M. Mixon, III, Senior Vice President – Operations, Dalton F. Smith III, Senior Vice President – Business Development and Land and Stephen H. Green, Senior Vice President – Exploration, are compensated pursuant to employment agreements. See “Executive Compensation — Employment Agreements.”
     Chief Executive Officer Compensation. The compensation of Mr. Goodson, our chief executive officer, is determined in the same manner as the compensation for our other executive officers. Mr. Goodson’s current employment agreement provides for an annual salary of $400,000. For his performance in 2005, Mr. Goodson was awarded a cash bonus in 2006 of $400,000. In determining Mr. Goodson’s compensation for 2005, the committee noted that PetroQuest has achieved success in 2005 toward implementing its overall business strategy and accomplishing goals that had been set by the management team and approved by the Board. This success included PetroQuest’s successful drilling program and reserve replacement record and its growth in earnings per share, cash flow per share and net asset value under Mr. Goodson’s leadership.
COMPENSATION COMMITTEE
Charles F. Mitchell, II, M.D., Chairman
Michael L. Finch
W. J. Gordon, III
E. Wayne Nordberg
William W. Rucks, IV

     Performance Graph. The following graph illustrates the yearly percentage change in the cumulative stockholder return on our common stock, compared with the cumulative total return on the New York Stock Exchange (U.S. Companies) Index, The Nasdaq Stock Market (U.S. Companies) Index, the NYSE Stocks — Crude Petroleum and Natural Gas Index and the Nasdaq Stocks — Crude Petroleum and Natural Gas Index, for the five years ended December 31, 2005. On November 30, 2005, our common stock began trading on the New York Stock Exchange under the symbol “PQ.” Because of this change, we believe it to be more appropriate to compare our stock return with the New York Stock Exchange (U.S. Companies) Index and the NYSE Stocks — Crude Petroleum and Natural Gas Index, and have included such comparisons in the graph below in addition to comparisons to The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks — Crude Petroleum and Natural Gas Index, which were presented in last year’s proxy statement.
PETROQUEST STOCK PRICE vs. NYSE, NASDAQ, NYSE E&P AND NASDAQ E&P INDICES
Comparison of Five Year Cumulative Total Return
Value of Investment of $100 on December 31, 2000

	Year Ending
	2000	2001	2002	2003	2004	2005
PetroQuest Energy, Inc.	100	125.2	97.6	74.6	116.7	194.8
NYSE	100	92.4	75.9	97.0	109.8	117.7
Nasdaq	100	79.3	54.8	82.0	89.2	91.1
NYSE E&P Index	100	55.5	53.7	72.9	99.5	152.0
Nasdaq E&P Index	100	74.9	74.4	131.4	204.0	314.7

Securities Authorized For Issuance Under Equity Compensation Plans
     The following table sets forth information regarding our equity compensation plans as of December 31, 2005:
Equity Compensation Plan Information

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities reflected
Plan category	warrants and rights	warrants and rights	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,311,564	$3.08	486,899

Equity compensation plans not approved by security holders	0	$0	0

Total	2,311,564	$3.08	486,899

(1)	Consists solely of the 1998 Incentive Plan, as amended and restated effective December 1, 2000.

(2)	The total number of shares of common stock available for issuance under the amended and restated 1998 Incentive Plan was equal to the greater of (i) 10% of the number of issued and outstanding shares of our common stock as of the first day of our then-current fiscal quarter or (ii) 3,000,000.
Certain Relationships and Related Transactions
     Working Interest and Overriding Royalty Interest Owners. Charles T. Goodson, Ralph J. Daigle, our former Executive Vice President, and Stephen H. Green, or their affiliates, are working interest owners and overriding interest owners, and E. Wayne Nordberg is a working interest owner in particular properties operated by us or in which we also hold a working interest. As working interest owners, they are required to pay their proportionate share of all costs and are entitled to receive their proportionate share of revenues in the normal course of business. As overriding royalty interest owners, they are entitled to receive their proportionate share of revenues in the normal course of business.
     During the year ended December 31, 2005, in their capacities as working interest owners or overriding royalty interest owners, revenues, net of costs were disbursed to Messrs. Goodson, Daigle, and Green, or their affiliates, in the approximate amounts of $313,729, $197,809 and $254,367, respectively, and with respect to the working interests of Mr. Nordberg, costs exceeded revenues by approximately $20,010. With respect to Messrs. Goodson and Daigle, or their affiliates, gross revenues attributable to interests, properties or participation rights held by them prior to Messrs. Goodson and Daigle joining us as officers and directors on September 1, 1998 represent approximately 89% and 90%, respectively, of the gross revenues received by them in 2005.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.
     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, except that Ralph J. Daigle, our former Executive Vice President, was late in filing a Form 4 disclosing one transaction.
Other Matters
     The Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2005 has been mailed to each stockholder entitled to vote at the annual meeting. Investors may request our Form 10-K, Form 10-Qs and other information by calling (337) 232-7028 or writing to the address below:
PetroQuest Energy, Inc.
Corporate Communications
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
     The persons designated to vote shares covered by the Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.
Deadline for Receipt of Stockholder Proposals
     If you want us to consider including a proposal in our Proxy Statement for our 2007 Annual Meeting of Stockholders you must deliver a copy of your proposal to PetroQuest’s Secretary at our principal executive offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 no later than December 8, 2006.
     If you intend to present a proposal at our 2007 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2007 Proxy Statement, you must deliver a copy of your proposal to PetroQuest’s Secretary at our principal executive offices listed above no later than March 17, 2007 and no earlier than January 16, 2007, and must contain certain information specified in our Bylaws. If the date of PetroQuest’s 2007 Meeting of Stockholders is more than 30 calendar days before or after the one-year anniversary date of our 2006 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Sincerely,

/s/ Daniel G. Fournerat

Daniel G. Fournerat Senior Vice President, General Counsel and Secretary
April 7, 2006

APPENDIX A
PETROQUEST ENERGY, INC.
AUDIT COMMITTEE CHARTER
(Adopted as of November 14, 2005)
1. Purpose
     The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors in overseeing (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Company’s internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.
2. Composition
     The Committee will consist of three or more directors as selected by the Board, each of whom will meet the independence requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the independence requirements established by the Board. All members of the Committee will be “financially literate” as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC. Members of the Committee will not simultaneously serve on the audit committees of more than two other public companies.
     The Committee will have the authority to retain independent legal, accounting or other advisors, as it deems necessary. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to such advisors and to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The members of the Committee will be appointed by the Board. Committee members may be removed and/or replaced by the Board.
3. Meetings
     The Committee will meet as frequently as circumstances dictate, but not less frequently than quarterly. The Committee should meet at least annually with management, internal auditors (or other personnel responsible for the internal audit function) and the independent accountants in separate executive session to discuss any matters that the Committee or one of these groups believes should be discussed privately.
4. Outside Auditors
     The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.
     In order to ensure that the independent auditor is independent, at least annually the independent auditor will submit to the Committee a formal written statement delineating all relationships between the auditor, the Company and the management of the Company. The Committee will review and discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and, if necessary, make recommendations to the Board regarding any actions to be taken to ensure the independence of the Company’s independent auditor. The Committee will review and evaluate the lead partner of the independent auditor team, will ensure the rotation of the independent audit team as required by law and periodically consider

APPENDIX A
whether a policy regarding the periodic rotation of independent audit firms is necessary. The Committee will set hiring policies for employees or former employees of the independent auditor.
     The Committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approval policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.
5. Responsibilities
     The Committee believes its policies and procedures should remain flexible in order to react more effectively to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee will:
•	Meet with the independent auditors and financial management of the Company to review the scope, planning and staffing of the audit for the current year and review the audit procedures to be utilized.

•	At the conclusion of each audit: (a) review the audit with the independent auditors, including any comments or recommendations of the independent auditors; (b) consider discussing with the national office of the independent auditors material issues on which the national office was consulted by the Company’s independent auditors; (c) review any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise); and (d) review any management or internal control letter issued, or proposed to be issued, by the independent auditors to the Company.

•	Review with the independent auditors, the Company’s financial personnel and the Company’s accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular functions where new or more detailed controls or procedures are desirable.

•	Review and discuss with management and the independent auditors the annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditors the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review an analysis prepared by management and the independent auditors of significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements. Among the items to be addressed are significant changes in the Company’s selection or application of accounting principles, major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, the effects of alternative GAAP methods on the Company’s financial statements, any transactions as to which management obtained Statement on Auditing Standards No. 50 letters, and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	Obtain, review and discuss reports from the independent auditor, prior to the filing of financial statements with the SEC, regarding (a) all critical accounting policies and practices to be used, (b) all

APPENDIX A
alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, including the use of pro forma information or non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed is the independent auditor’s evaluation of the Company’s financial and accounting personnel, together with the cooperation that the independent auditor received during the course of the audit. If determined by the Committee to be appropriate under the circumstances then existing, the Committee or the Committee’s designated representative may meet or talk with the Company’s investment bankers and financial analysts who follow the Company.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements and a draft of its Form 10-Q, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

•	Discuss with management (a) the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures and (b) the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality control review or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

•	Report regularly to the Board. Submit the minutes of all Committee meetings to, or review the matters discussed at each Committee meeting with, the Board.

•	As determined by the Committee, investigate material matters brought to the Committee’s attention within the scope of its duties. The Committee will have the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. Review with management and the independent auditor any published reports, correspondence with regulators or governmental agencies, or any employee complaints which raise material issues regarding the Company’s financial statements or SEC reporting.

•	Periodically assess any matter related to the financial matters of the Company and make policy recommendations to the Board which include actions and related disclosures of insider and affiliated party transactions, the scope of non-audit work to be allowed to be performed by the Company’s independent auditor, together with hiring policies of the Company related to senior management of the Company’s independent auditor, and qualification of the independent auditor.

•	Obtain reports from management, internal auditing personnel, the Company’s general counsel and the independent auditor regarding compliance with applicable laws and regulations and with the

APPENDIX A
Company’s Code of Business Conduct and Ethics. Discuss with the Company’s general counsel and outside legal counsel as needed any legal, compliance or regulatory issues that could have a material effect on the Company’s financial statements or compliance policies.

•	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, which requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts, has not been implicated.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review the significant reports to management prepared by the internal auditing personnel and related management responses. The Committee will provide primary oversight of the internal audit function and will periodically review with management and the independent auditors the responsibilities, budget, staffing and scope of the internal audit function.

•	Review disclosures made to the Committee by the CEO and CFO during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Review and approve all insider and affiliated party transactions.

•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

•	Evaluate the performance and effectiveness of the Committee annually and report the results of such evaluation to the Board.

•	At least annually the Committee will review, assess and update this charter.

APPENDIX B
PETROQUEST ENERGY, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
(Adopted as of November 14, 2005)
1. Purpose
     The Nominating and Corporate Governance Committee (the “Committee”): (a) will identify and recommend qualified candidates to the Board for nomination as members of the Board and its committees, and (b) will develop and recommend to the Board corporate governance principles applicable to the Company.
2. Composition
     The Committee will be composed entirely of directors who satisfy the definition of “independent” under the listing standards of the New York Stock Exchange. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Board will appoint one member of the Committee as chairperson. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.
3. Meetings
     The Committee will meet from time to time as necessary to carry out its responsibilities, which the Board believes will generally be at least once per year. A majority of the members of the Committee shall constitute a quorum of the Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee.
4. Committee Resources
     The Committee shall have the authority, to the extent it deems necessary or appropriate, to obtain advice and seek assistance from internal and external legal, accounting, director search and other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.
5. Responsibilities
     The Committee will have the following responsibilities:
•	Develop and recommend to the Board criteria for Board membership and selection of new directors, including independence standards and the necessary portfolio of skills, experience, perspective and background required for the effective functioning of the Board;

•	Search for, recruit, screen, interview and select qualified director candidates to fill vacancies or the additional needs of the Board, including the consideration of candidates recommended to and deemed appropriate by the Committee;

•	Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;

•	Recommend to the Board nominees to fill vacancies on the Board as they occur;

•	Recommend to the Board, annually in advance of the annual meeting of stockholders, a slate of nominees to be submitted to the stockholders for election or reelection as directors at the annual meeting;

APPENDIX B
•	Recommend to the Board the removal of a director where appropriate;

•	Review, evaluate and periodically make recommendations to the Board with respect to the size of the Board;

•	Recommend to the Board the directors to be appointed to the committees of the Board;

•	Monitor and evaluate the orientation and training needs of directors and make recommendations to the Board where appropriate;

•	Develop, periodically review and recommend to the Board a set of corporate governance principles applicable to the Company and make recommendations to the Board regarding corporate governance matters and practices;

•	Review and approve, prior to acceptance, the CEO’s service on any other public company Board;

•	Oversee the annual evaluation of the performance and effectiveness of the Board and its committees;

•	Oversee and evaluate compliance by the Board and management with the Company’s corporate governance principles and its Code of Business Conduct and Ethics;

•	Perform any other activities consistent with this charter, the Company’s bylaws and governing law as the Committee or the Board deem appropriate.
6. Performance Evaluation
     The Committee will conduct an evaluation of the Committee’s performance and charter at least annually, and will report to the Board the results of such evaluation and any recommended changes to this charter.
7. Disclosure of Charter
     This charter will be made available on the Company’s website.

B-2

APPENDIX C
PETROQUEST ENERGY, INC.
1998 INCENTIVE PLAN
(As Amended and Restated Effective March 16, 2006)
SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Purpose
     The purpose of the Plan is to foster and promote the long-term financial success of PetroQuest Energy, Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan was originally effective on August 21, 1998 and amended and restated on December 1, 2000. Subject to approval by the Company’s stockholders pursuant to Section 7.1, the Plan will be amended and restated effective as of March 16, 2006 (the “Effective Date”), provided that with respect to Incentive Awards outstanding prior to the Effective Date such an award shall not be amended by any term herein if such term would cause such award to be deferred compensation under 409A as determined by the Committee. The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.
1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.
     (b) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (c) Board. The Board of Directors of the Company.
     (d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the

APPENDIX C
misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (e) CEO. The Chief Executive Officer of the Company.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (g) Committee. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company becomes a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who (i) fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and who is certified by the Board as an independent director and (ii) fulfill the “outside director” requirements of Section 162(m) of the Code. In either case, the Committee may be the compensation committee of the Board, or any subcommittee of the compensation committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(h), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. PetroQuest Energy, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Change in Control. Any of the events described in and subject to Section 6.7.

APPENDIX C
     (l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.
     (m) Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.
     (n) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.
     (o) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (p) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.
     Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.
     (q) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (r) Fair Market Value. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Incentive Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.
     If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), (iii) if not quoted on NASDAQ, the average of the closing bid and asked

APPENDIX C
prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System, or (iv) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     (s) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (u) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.
     (v) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).
     (w) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.
     (x) Independent SAR. A Stock Appreciation Right described in Section 2.5.
     (y) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (z) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (aa) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (bb) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock and payable in Common Stock, cash or other consideration.
     (cc) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act.
     (dd) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.
     (ee) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

APPENDIX C
     (ff) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.
     (gg) Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.
     (hh) Plan. PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective March 16, 2006, as set forth herein and as it may be further amended from time to time.
     (ii) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (jj) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.
     (kk) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.
     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.
     (pp) Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.
     (qq) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.
     (tt) Supplemental Payment. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.
     (uu) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase

APPENDIX C
a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or Incentive Agreement. The determination of the Committee shall be final and binding on all persons.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action which would contravene the requirements of Rule 16b 3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

APPENDIX C
     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.
     (h) Indemnification. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) a number of Shares of Common Stock which shall equal, from time to time, the greater of (i) fifteen percent (15%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company, or (ii) seven million (7,000,000) Shares. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed seven million (7,000,000) Shares (subject to adjustment pursuant to Section 6.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to an Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards:
     (a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Employee shall be seven million (7,000,000) Shares.
     (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be twenty million dollars ($20,000,000).

APPENDIX C
     (c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee to the extent required by and in accordance with Section 162(m) of the Code.
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts.
     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) Stock Option;
     (b) SAR (except a Tandem SAR);
     (c) Restricted Stock;
     (d) A payout of a Performance Share in Shares;
     (e) A payout of a Performance Unit in Shares; and
     (f) A payout of an Other Stock-Based Award in Shares.
     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;
     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and
     (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).
1.6 Common Stock Available.
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

APPENDIX C
     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.
1.8	Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.
1.9	Other Compensation Programs
     The existence and terms of the Plan shall not limit the authority of the Board or Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.
1.10	Repricing
     In connection with any Incentive Award awarded after the Effective Date, the Committee shall have the authority to reprice such award. “Repricing” may include, as determined by the Committee, but not be limited to, any of the following or any other action that has the same effect:
     (a) lowering the strike price of a Stock Option after it is granted.
     (b) any other action that is treated as a repricing under generally accepted accounting principles, or
     (c) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying stock, in exchange for another stock option, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.
SECTION 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1	Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

APPENDIX C
2.2	Stock Option Terms
     (a) Written Agreement. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception or is intended to be exempt from Code Section 409A, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.
2.3	Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the

APPENDIX C
effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes. In no event will the Committee allow the Option Price to be paid with a form of consideration, including, but not limited to, a loan to an Employee, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).
     The Committee, in its discretion, may also allow an Option to be exercised by a broker dealer acting on behalf of the Grantee if (i) the broker dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.
     Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement,

APPENDIX C
buy/sell agreement, stockholders’ agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4	Stock Appreciation Rights in Tandem with Nonstatutory Stock Options
     (a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”
     (b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.
     (c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.
     (d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

APPENDIX C
2.5	Stock Appreciation Rights Independent of Nonstatutory Stock Options
     (a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).
     (b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.
     (c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.
     (d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.
2.6	Reload Options
     At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.
2.7	Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights
     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 3
RESTRICTED STOCK
3.1	Award of Restricted Stock
     (a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

APPENDIX C
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2	Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the PetroQuest Energy, Inc. 1998 Stock Incentive Plan (as amended and restated effective March 16, 2006) and an Incentive Agreement entered into between the registered owner of such shares and PetroQuest Energy, Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of PetroQuest Energy, Inc.
     Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

APPENDIX C
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.
3.3	Delivery of Shares of Common Stock
     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.
3.4	Supplemental Payment on Vesting of Restricted Stock
     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.
SECTION 4
PERFORMANCE UNITS AND PERFORMANCE SHARES
4.1	Performance Based Awards
     (a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.
     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Shares or Performance Units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable. Examples of performance criteria shall include one or more of the following pre tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among Grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.

APPENDIX C
     At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.
     (c) Modification. If an Incentive Award is intended to meet the Performance Based Exception, the performance criteria shall preclude discretion to increase the amount of compensation payable upon attainment of the goal or other modification of the criteria except as permitted under Code Section 162(m).
     (d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.
     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty five percent (25%) of the Performance Period) the Committee shall establish performance criteria as described in Section 4.1 applicable to Performance Shares or Performance Units awarded to Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance Based Exception, if applicable. If a Performance Unit or Performance Share granted to an Employee is intended to comply with the Performance Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162 27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.
4.2	Supplemental Payment on Vesting of Performance Units or Performance Shares
     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

APPENDIX C
SECTION 5
OTHER STOCK-BASED AWARDS
5.1	Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.
5.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.
     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.
     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.
     (e) Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, only if so determined by the Committee and set forth in a separate Incentive Agreement. The Committee may also provide in such Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

APPENDIX C
SECTION 6
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1	Plan Conditions
     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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6.2 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code, “QDRO”; provided, however, that Incentive Stock Options may be transferred pursuant to QDRO only if the Incentive Agreement expressly permits such transfer and provided further, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.
6.3 Rights as a Stockholder
          (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.
          (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.
6.4 Listing and Registration of Shares of Common Stock
     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration statement or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the

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exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
6.5 Change in Stock and Adjustments
          (a) Changes in Law or Circumstances. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to any Incentive Award to the extent it does not result in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
          (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
          (c) Recapitalization of the Company. Subject to Section 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.
          (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

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          (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
          (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
          Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:
               (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or
               (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

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               (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).
6.6 Termination of Employment, Death, Disability and Retirement
          (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment (three (3) months for Incentive Stock Options).
          (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
          (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:
               (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
               (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
          (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:
               (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
               (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
          In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.
          (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any

APPENDIX C
outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.
6.7 Change in Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
          (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
          (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
          (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;
     (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at

APPENDIX C
least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;
     (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or
     (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.
     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.
6.8	Exchange of Incentive Awards
          The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.
6.9	Financing
          To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7
GENERAL
7.1	Effective Date and Grant Period
          This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award may be granted under the Plan after ten (10) years from the Effective Date.

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7.2	Funding and Liability of Company
          No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3	Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.
     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.
7.4	No Guarantee of Tax Consequences
          Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5	Designation of Beneficiary by Grantee
          Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives

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any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
7.6	Deferrals
          The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.
7.7	Amendment and Termination
          The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
          No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
          In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
7.8	Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may in its discretion refuse to issue or transfer any Shares or other consideration under an Incentive Award if it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws including, but not limited to, compliance with black out periods required pursuant to applicable law or Company policies. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to

APPENDIX C
qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9	Rule 16b-3 Securities Law Compliance for Insiders
          If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10	Compliance with Code Section 162(m) for Publicly Held Corporation
          If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11	Successors to Company
          All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
7.12	Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.
     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
     (d) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

APPENDIX C
7.13	Severability
          In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.14	Gender, Tense and Headings
          Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.15	Governing Law
          The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
7.16	Code Section 409A
          To the extent that any Incentive Award is subject to Code Section 409A, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in the Plan and using the more restrictive definition of Disability as provided in Code Section 409A. If an Incentive Award is subject to Code Section 409A, as determined by the Committee, the Committee may amend any Incentive Award to comply with Code Section 409A without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award. With respect to an Incentive Award that is subject to Code Section 409A, the Board may amend the Plan as it deems necessary to comply with Section 409A and no Grantee consent shall be required even if such an amendment would have an adverse effect on a Grantee’s Incentive Award.

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PETROQUEST ENERGY, INC.
THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
ANNUAL MEETING ON MAY 16, 2006
      The undersigned stockholder of PetroQuest Energy, Inc. (the "Company") hereby appoints Charles T. Goodson, Michael O. Aldridge and Daniel G. Fournerat, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the City Club at River Ranch, located at 221 Elysian Fields Dr., Lafayette, Louisiana 70508, on Tuesday, May 16, 2006, at 9:00 a.m., Lafayette time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.
(This Proxy must be dated and signed on the reverse side.)
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14475  ■

ANNUAL MEETING OF STOCKHOLDERS OF
PETROQUEST ENERGY, INC.
May 16, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Vote to adopt the amended and restated 1998 incentive Plan.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡	Charles T. Goodson
		¡	William W. Rucks, IV
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ Michael O. Aldridge ¡ E. Wayne Nordberg ¡ Michael L. Finch ¡ W. J. Gordon, lll ¡ Charles F. Mitchell, II, M.D.			3.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2006.	☐	☐	☐

☐	FOR ALL EXCEPT (See Instructions below)				4.	In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.	☐	☐	☐

					This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees above, and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you with to withhold, as shown here: ●					The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

					PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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